LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B


Collection Period:          December 1-31, 2003                                    Payment Date: Jan 15 2004
Determination Date:         Jan 09 2004                                            Report Branch: 2032


------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                               TOTAL         CLASS A-1       CLASS A-2       CLASS A-3      CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                             100.00%          19.20%          33.68%          17.60%         29.52%
Original Pool Balance                                 250,000,000.00   48,000,000.00   84,200,000.00   44,000,000.00  73,800,000.00
Note Balance Total                                    250,000,000.00   48,000,000.00   84,200,000.00   44,000,000.00  73,800,000.00
Number of Contracts                                           14,350
Class Pass Through Rates                                                      0.990%          1.114%          1.575%         2.178%
Servicing Fee Rate                                          2.20000%
Indenture Trustee Fee                                       0.00350%
Custodian Fee                                               0.02000%
Backup Servicer Fee                                         0.02150%
Insurance Premium Fee                                       0.35000%
Class C Certificate Rate                                    5.00000%

Initial Weighted Average APR                               11.33010%
Initial Weighted Average Monthly Dealer
   Participation Fee Rate                                   0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
   Dealer Participation) of Remaining Portfolio            11.33010%
Initial Weighted Average Remaining Term                        64.05
Initial Weighted Average Original Term                         67.89

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
BALANCES                                                   TOTAL         CLASS A-1       CLASS A-2       CLASS A-3      CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance                                    210,016,241.36   8,016,240.88    84,200,000.00   44,000,000.00  73,800,000.00
Total Note Balance                                    203,280,759.18   1,280,759.18    84,200,000.00   44,000,000.00  73,800,000.00

EOP:
Number of Current Month Closed Contracts                         312
Number of Reopened Loans                                         -
Number of Contracts - EOP                                     12,565
Total Pool Balance - EOP                              203,205,160.42   1,205,159.94    84,200,000.00   44,000,000.00  73,800,000.00
Total Note Balance - EOP                              196,092,979.81           0.00    78,292,979.81   44,000,000.00  73,800,000.00

Class Collateral Pool Factors                             0.78437192     0.00000000       0.92984537      1.00000000     1.00000000

Weighted Average APR of Remaining Portfolio                11.24423%
Initial Weighted Average Monthly Dealer
   Participation Fee Rate                                   0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
   Dealer Participation) of Remaining Portfolio            11.24423%
Weighted Average Remaining Term                                58.41
Weighted Average Original Term                                 68.14

Class A Applicable Percentage                             100.00000%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                              CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------

Monthly Payments:                Principal                                                3,092,042.47
                                 Interest                                                 1,957,996.29
Early Payoffs:                   Principal Collected                                      2,575,396.54
                                 Early Payoff Excess Servicing Compensation                     157.64
                                 Early Payoff Principal Net of Rule of 78s Adj.           2,575,238.90           225
                                 Interest                                                    25,485.06
Liquidated Receivable:           Principal Collected                                        134,539.77
                                 Liquidated Receivable Excess Servicing Compensation              0.00
                                 Liquidated Receivable Principal Net of Rule of 78s Adj.    134,539.77            87
                                 Interest                                                    (2,273.96)
Cram Down Loss:                  Principal                                                        0.00
Purchase Amount:                 Principal                                                        0.00             0
                                 Interest                                                         0.00
                                 Total Principal                                          5,801,821.14
                                 Total Interest                                           1,981,207.39
                                 Total Principal and Interest                             7,783,028.53
Recoveries                                                                                  331,019.39
Excess Servicing Compensation                                                                   157.64
Late Fees & Miscellaneous Fees                                                               32,522.27
Collection Account Customer Cash                                                          8,146,727.83
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                          4,407.37
Supplemental Enhancement Account Investment Income                                            7,991.34
Available Funds                                                                           8,159,126.54

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          DISTRIBUTION    SHORTFALL / DRAW
DISTRIBUTION                                                                              AMOUNT          DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          8,159,126.54
Monthly Dealer Participation Fee                                            0.89          8,159,125.65          0.00
Prior Unpaid Dealer Participation Fee                                       0.00          8,159,125.65

Servicing Fees:                  Current Month Servicing Fee          385,029.78
                                 Prior Period Unpaid Servicing Fee          0.00
                                 Late Fees & Miscellaneous Fees        32,522.27
                                 Excess Servicing Compensation            157.64
                                    Total Servicing Fees:             417,709.69          7,741,415.96          0.00
Indenture Trustee Fee                                                     592.90          7,740,823.06          0.00
Custodian Fee                                                           3,500.27          7,737,322.79          0.00
Backup Servicer Fee                                                     3,762.79          7,733,560.00          0.00
Prior Unpaid Indenture Trustee Fee                                          0.00          7,733,560.00          0.00
Prior Unpaid Custodian Fee                                                  0.00          7,733,560.00          0.00
Prior Unpaid Backup Servicing Fee                                           0.00          7,733,560.00          0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              DISTRIBUTION   SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                        AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:      Current Month                                  1,091.85         7,732,468.15         0.00
                              Prior Carryover Shortfall                          0.00         7,732,468.15
Class A-2 Note Interest:      Current Month                                 78,165.67         7,654,302.48         0.00
                              Prior Carryover Shortfall                          0.00         7,654,302.48
Class A-3 Note Interest:      Current Month                                 57,750.00         7,596,552.48         0.00
                              Prior Carryover Shortfall                          0.00         7,596,552.48
Class A-4 Note Interest:      Current Month                                133,947.00         7,462,605.48         0.00
                              Prior Carryover Shortfall                          0.00         7,462,605.48
Class A-1 Note Principal:     Current Month                              1,280,759.18         6,181,846.30         0.00
                              Prior Carryover Shortfall                          0.00         6,181,846.30
Class A-2 Note Principal:     Current Month                              5,530,321.76           651,524.54         0.00
                              Prior Carryover Shortfall                          0.00           651,524.54
Class A-3 Note Principal:     Current Month                                      0.00           651,524.54         0.00
                              Prior Carryover Shortfall                          0.00           651,524.54
Class A-4 Note Principal:     Current Month                                      0.00           651,524.54         0.00
                              Prior Carryover Shortfall                          0.00           651,524.54
Certificate Insurer:          Reimbursement Obligations                          0.00           651,524.54         0.00
                              Premium                                       57,303.66           594,220.88         0.00

Class C Interest Payment Amount:Current Month                               41,666.67           552,554.21         0.00

                              Prior Carryover Shortfall                          0.00           552,554.21         0.00
Supplemental Enhancement AccountReimbursement                                    0.00           552,554.21         0.00
Expenses:                     Trust Collateral Agent                             0.00           552,554.21         0.00
                              Indenture Trustee                                  0.00           552,554.21         0.00
                              Backup Servicer                                    0.00           552,554.21         0.00
                              Custodian                                          0.00           552,554.21         0.00
Distribution to (from) the Spread Account                                  552,554.21                 0.00
Distribution (from) the Supplemental Enhancement Account                         0.00                 0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------

Liquidated Receivables:       BOP Liquidated Receivable Principal        1,143,799.57
                              Balance
                              Liquidation Principal Proceeds               134,539.77
                              Principal Loss                             1,009,259.80
                              Prior Month Cumulative Principal Loss LTD  2,351,425.73
                              Cumulative Principal Loss LTD              3,360,685.53

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF TOTAL POOL
DELINQUENCY STATUS:           # OF CONTRACTS            AMOUNT             BALANCE
Current                              9,798          162,901,496.78              80.17%
1-29 Days                            2,485           37,073,340.29              18.24%
30-59 Days                             149            1,475,906.25               0.73%
60-89 Days                              74              970,403.56               0.48%
90-119 Days                             34              424,298.07               0.21%
120 Days or More                        25              359,715.47               0.18%
Total                               12,565          203,205,160.42             100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                        Trigger         Trigger    Event of Default       Event of
                              Current Month            Threshold         Event         Threshold          Default

Average Delinquency Ratio        1.15924%                 6.00%            No             8.00%              No
Cumulative Default Rate             1.79%                 5.75%            No             6.47%              No
Cumulative Loss Rate                0.88%                 3.03%            No             3.56%              No

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------

REPOSSESSION STATISTICS:


                                 CERTIFICATE INVENTORY                                              RECOVERY INVENTORY
                                 # OF CONTRACTS         AMOUNT *                                     # OF CONTRACTS       AMOUNT *
Prior Month Inventory                        36         599,388.05   Prior Month Inventory                   10           198,081.42
Repurchased                                  0                0.00   Repurchased                              0                 0.00
Adjusted Prior Month Inventory               36         599,388.05   Adjusted Prior Month Inventory          10           198,081.42
Current Month Repos                          42         743,016.35   Current Month Repos                     49           790,465.30
Repos Actually Liquidated                    34         549,642.80   Repos from Trust Liquidation             0                 0.00
Repos Liquidated at 60+ or 150+              0                0.00   Repos Actually Liquidated               42           685,515.11
Dealer Payoff                                0                0.00   Dealer Payoff                            0                 0.00
Redeemed / Cured                             2           33,289.71   Redeemed / Cured                         0                 0.00
Purchased Repos                              0                0.00   Purchased Repos                          0                 0.00
Current Month Inventory                      42         759,471.89   Current Month Inventory                 17           303,031.61


                     * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.


LIQUIDATED RECEIVABLE STATISTICS:
                         # OF CONTRACTS                  AMOUNT
Current Month Balance                            87      1,143,799.57
Cumulative Balance                               273     3,739,210.19

Current Month Proceeds                                     132,265.81
Cumulative Proceeds                                        375,009.89

Current Month Recoveries                                   331,019.39
Cumulative Recoveries                                    1,166,400.82



                                              RECEIVABLES LIQUIDATED AT 150 OR MORE
                                              DAYS DELINQUENT, 60 OR MORE DAYS PAST
                                              THE DATE AVAILABLE FOR SALE AND BY                 CUMULATIVE RECEIVABLES
                                              ELECTION:                                          LIQUIDATED AT 150+ AND 60+:
                                              Balance                  Units                     Balance                Units
Prior Month                                   62,053.95                  4                      17,546.00                 1
Current Trust Liquidation Balance              2,317.01                  1                       2,317.01                 1
Current Monthly Principal Payments              (267.50)
Reopened Loan Due to NSF                           0.00                  0
Current Repurchases                                0.00                  0
Current Recovery Sale Proceeds                     0.00                 -1
Deficiency Balance of Sold Vehicles          (17,546.00)
EOP                                           46,557.46                  4                      19,863.01                 2

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
SPREAD ACCOUNT RECONCILIATION
                                                              REQUISITE AMOUNT:    15,240,387.03


Total Deposit                                                     5,625,000.00
BOP Balance                                                       5,625,000.00
Remaining Distribution Amount                                       552,554.21
Investment Income                                                     4,429.84
Current Month Draw                                                        -
EOP Balance Prior to Distribution                                 6,181,984.05

Spread Account Release Amount                                       376,698.43

EOP Balance                                                       5,805,285.62

  Class A Principal Payment Amount                                  376,698.43
Class C Supplemental Interest and Carryover Shortfall                     -
  Class R Certificateholder Distribution                                  -

    CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                    10,000,000.00
BOP Balance                                                      10,000,000.00
Supplemental Enhancement Account Deposit                                  -
Current Month Draw                                                        -
Class C Supplemental Enhancement Amount Before Release           10,000,000.00

Supplemental Enhancement Account Release Amount                     564,898.58

EOP Balance                                                       9,435,101.42

Overcollateralization Amount                                      7,112,180.61

Current Month Total Enhancement Amount                           22,352,567.65      11.00%

Required Total Enhancement Amount                                22,352,567.65      11.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                    CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
UP TO MONTH                TRIGGER EVENT     EVENT OF DEFAULT  UP TO MONTH        TRIGGER EVENT     EVENT OF DEFAULT
               3               1.21%               1.53%            3                  2.42%               2.78%
               6               2.42%               2.79%            6                  4.84%               5.08%
               9               3.03%               3.56%            9                  5.75%               6.47%
              12               4.84%               5.08%           12                  9.08%               9.23%
              15               5.50%               5.77%           15                 10.45%              10.50%
              18               6.60%               6.92%           18                 13.20%              12.59%
              21               7.20%               8.08%           21                 13.85%              14.69%
              24               7.98%               8.77%           24                 14.50%              15.94%
              27               8.49%               9.47%           27                 15.44%              17.21%
              30               9.26%              10.15%           30                 16.83%              18.46%
              33               9.77%              10.85%           33                 17.77%              19.73%
              36              10.29%              11.31%           36                 18.70%              20.57%
              39              10.55%              11.54%           39                 19.18%              20.98%
              42              10.80%              12.00%           42                 19.64%              21.82%
              45              10.80%              12.00%           45                 19.64%              21.82%
              48              10.80%              12.00%           48                 19.64%              21.82%
              51              10.80%              12.00%           51                 19.64%              21.82%
              54              10.80%              12.00%           54                 19.64%              21.82%
              57              10.80%              12.00%           57                 19.64%              21.82%
              60              10.80%              12.00%           60                 19.64%              21.82%
              63              10.80%              12.00%           63                 19.64%              21.82%
              66              10.80%              12.00%           66                 19.64%              21.82%
              69              10.80%              12.00%           69                 19.64%              21.82%
              72              10.80%              12.00%           72                 19.64%              21.82%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
--------------------------------------------------------------------------------
Up to Month                 Trigger Event    Event of Default
              12                6.00%              8.00%
              24                7.00%              9.00%
              72                8.00%             10.00%
--------------------------------------------------------------------------------

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of December 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 2003.




----------------------------



/s/ Maureen E. Morley
----------------------------
Maureen E. Morley
Vice President and Controller